U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - July 1, 1998
                         -----------------------------

                     FIRST NATIONAL COMMUNITY BANCORP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Pennsylvania                           23-2900790
    -------------------------------          --------------------------
    (State or other jurisdiction of           (Commission File Number)
            Incorporation)               (IRS Employer Identification Number)


       102 East Drinker Street,
       Dunmore, Pennsylvania                         18512-2491
----------------------------------------          ----------------
(Address of principal executive offices)             (Zip Code)


        Registrant's telephone number including area code: (717) 348-6438
      --------------------------------------------------------------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          On July 1, 1998, First National Community Bancorp, Inc. (the "Registrant") became the holding company for First National Community Bank, a national banking association (the "Bank"). Pursuant to the terms of the Plan of Reorganization, dated as of March 13, 1997, among the Registrant, the Bank and First National Community Interim Bank (the "Interim Bank"), a national banking association and a wholly-owned subsidiary of the Registrant, the Bank merged with, into the Interim Bank, under the charter of the Interim Bank and under the name "First National Community Bank." The shareholders of the Bank became the shareholders of the Registrant, and the Bank became the wholly-owned subsidiary of the Registrant.

          A detailed description of the transaction is set forth in the Registrant's Prospectus, which is included in the Registrant's
          Registration Statement No.333-24121 on Form S-4, filed with the Securities and Exchange Commission on March 12, 1997, and as amended on December 31, 1997, and June 2, 1998, which description is incorporated herein by reference. In addition, a copy of the Registrant's Press Release, dated July 1, 1998, is attached hereto as
          Exhibit 99.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibits:

          Exhibit 99
               Press Release, dated July 1, 1998, re: Holding Company Formation.

Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST NATIONAL COMMUNITY BANCORP, INC.
                                          (Registrant)


Dated: July 1, 1998
                                          /s/ William S. Lance
                                          ------------------------------------
                                          William S. Lance
                                          Treasurer

                                  EXHIBIT INDEX

                                                                        Page No.
                                                                     In Manually
                                                                          Signed
EXHIBIT NO.                                                           Original
----------                                                         -------------

    99    Press Release, dated July 1, 1998, re: Holding                   5
          Company Formation.